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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 6, 2003

                    ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.
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             (Exact name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or other Jurisdiction of Incorporation)

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                000-28167                                  51-2126573
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        (Commission File Number)               (IRS Employer Identification No.)


600 Telephone Avenue, Anchorage, Alaska                      99503
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(Address of Principal Executive Offices)                   (Zip Code)
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       Registrant's Telephone Number, Including Area Code (907) 297-3000


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         (Former Name or Former Address, if Changed Since Last Report.)
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ITEM 9. REGULATION FD DISCLOSURE

      A preliminary prospectus with Canadian securities regulators was filed today in connection with a proposed Canadian public offering of Alaska Communications Systems Group, Inc.'s directories business as described in more detail in the attached press release.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

99.4 Company press release dated March 6, 2003, announcing the filing of a preliminary prospectus with Canadian securities regulators in connections with a proposed Canadian public offering of its directories business.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

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Date: March 6, 2003            ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.


                                      /s/  Kevin P. Hemenway
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                                      Kevin P. Hemenway
                                      Senior Vice President and
                                      Chief Financial Officer
                                      Alaska Communications Systems Group, Inc.
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